Exhibit 13.1
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Santander UK Group Holdings plc (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended 31 December 2021 (the “Form 20-F”) of the Company fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: 7 March, 2022	By:	/s/ Nathan Bostock
Nathan Bostock
Chief Executive Officer

Dated: 7 March, 2022	By:	/s/ Madhukar Dayal
Madhukar Dayal
Chief Financial Officer
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